Exhibit 99.1
Builders FirstSource Announces Update on its Recapitalization Transactions
December 3, 2009 (Dallas, TX): Builders FirstSource, Inc. (NasdaqGS: BLDR), announced today that it has entered into an amendment to the support agreement (the “Support Agreement”) that it entered into on October 23, 2009, with certain holders of the Company’s Second Priority Senior Secured Floating Rate Notes due 2012 (the “2012 notes”). The Company also entered into a similar amendment to the investment agreement (the “Investment Agreement”) that it entered into on October 23, 2009 with JLL Partners Fund V, L.P. (“JLL”) and Warburg Pincus Private Equity IX, L.P. (“Warburg Pincus”). The amendments provide that, as a closing condition to the transactions contemplated by the Support Agreement and the Investment Agreement, at least 90%, rather than 95%, of the aggregate principal amount of outstanding 2012 notes must be validly submitted for exchange in the Company’s previously announced debt exchange. As of December 2, 2009, holders of approximately 90.35% of the aggregate principal amount of the 2012 notes have agreed to exchange their 2012 notes in the debt exchange, satisfying the minimum condition for completion of the recapitalization transactions.
As previously announced, the Company also expects to conduct a rights offering pursuant to which it will distribute, at no charge, to holders of the Company’s common stock transferable subscription rights to purchase up to an aggregate of 58,571,428 shares of the Company’s common stock at a subscription price of $3.50 per share, or an aggregate of up to approximately $205.0 million in gross proceeds to the Company.
In connection with the rights offering and pursuant to the Support Agreement, certain holders of our outstanding 2012 notes agreed to exchange, at par, in transactions exempt from registration under the Securities Act of 1933, as amended, their outstanding 2012 notes for (i) up to $145.0 million aggregate principal amount of newly-issued Second Priority Senior Secured Floating Rate Notes due 2016 (“2016 notes”), (ii) up to $130.0 million in cash from the proceeds of the rights offering, or (iii) a combination of cash and 2016 notes, and, (iv) to the extent the rights offering is not fully subscribed, shares of the Company’s common stock.
Under the terms of the Investment Agreement, JLL and Warburg Pincus have severally agreed to purchase from the Company, at the rights offering subscription price, unsubscribed shares of the Company’s common stock such that gross proceeds of the rights offering will be no less than $75.0 million. In addition, each of JLL and Warburg Pincus has agreed (i) to exchange up to $48.909 million aggregate principal amount of 2012 notes indirectly held by it in the debt exchange and (ii) to the extent gross proceeds of the rights offering are less than $205.0 million, to exchange such 2012 notes for shares of our common stock at an exchange price equal to the rights offering subscription price, subject to proration from the participation of other holders of 2012 notes who submit for exchange their 2012 notes for shares of the Company’s common stock not subscribed for through the exercise of rights in the rights offering.
Upon completion of the recapitalization transactions, the Company will receive $75.0 million for general corporate purposes and to pay the expenses of the recapitalization transactions, with any remaining proceeds of the rights offering being used to repurchase a portion of our outstanding 2012 notes in the debt exchange. The Company will reduce outstanding indebtedness by $130.0 million through the debt exchange.
Consummation of the debt exchange and rights offering remains subject to stockholder approval of the issuance of the shares of common stock to be issued in the recapitalization transactions; court approval of the agreement to settle the stockholder class and derivative litigation relating to the recapitalization transactions; and other customary closing conditions.
The Company also announced today that it has set 5:00 p.m., Central Time, on December 14, 2009, as the record date for its rights offering and special meeting of its stockholders to approve the issuance of shares of the Company’s common stock pursuant to the rights offering, the Investment Agreement and the debt exchange.
About Builders FirstSource
Headquartered in Dallas, Texas, Builders FirstSource is a leading supplier and manufacturer of structural and related building products for residential new construction. The company operates in 9 states, principally in the southern and eastern United States, and has 55 distribution centers and 51 manufacturing facilities, many of which are located on the same premises as our distribution facilities. Manufacturing facilities include plants that manufacture roof and floor trusses, wall panels, stairs, aluminum and vinyl windows, custom millwork and pre-hung doors. Builders FirstSource also distributes windows, interior and exterior doors, dimensional lumber and lumber sheet goods, millwork and other building products. For more information about Builders FirstSource, visit the Company’s web site at www.bldr.com.
Cautionary Notice
Statements in this news release which are not purely historical facts or which necessarily depend upon future events, including statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Builders FirstSource on the date this release was submitted. Builders FirstSource undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements. In addition, the Company cannot assure that it will be successful in completing the common stock rights offering or the debt exchange, on the terms outlined in this press release or otherwise. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results or the recapitalization transactions can be found in the risk factors section of our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.
Additional Information and Where to Find It
The new notes and shares of common stock that may be delivered upon exchange of outstanding 2012 notes in the debt exchange have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws. This press release shall not constitute an offer to sell or the solicitation of any offer to buy any of these securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.
The Company has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement covering the rights offering, and the distribution of rights and commencement of the rights offering will occur promptly following the effectiveness of that registration statement. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any such securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
The Company has filed with the SEC a preliminary proxy statement to solicit proxies for a special meeting seeking the approval of our stockholders, as required by the Nasdaq Marketplace Rules, of the issuance of the common stock in the recapitalization transactions. The Company intends to file with the SEC a definitive proxy statement as soon as practicable and to disseminate it to stockholders of record as of a record date to be determined by the Company’s board of directors.
BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.
You may obtain a free copy of the preliminary proxy statement, and the prospectus and definitive proxy statement (if and when they become available), and other related documents filed by Builders FirstSource, Inc. with the SEC at the SEC’s web site at www.sec.gov. The preliminary proxy statement, and the prospectus and definitive proxy statement (if and when they become available), and the other documents may also be obtained for free by accessing Builders FirstSource’s web site at http://www.bldr.com.
Participants in the Solicitation
Builders FirstSource, Inc., its directors and executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from Builders FirstSource, stockholders in respect of the proposed transaction. You can find information about the executive officers and directors of Builders FirstSource, Inc. in the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2009, definitive proxy statement filed with the SEC on April 4, 2009, and preliminary proxy statement filed with the SEC on November 3, 2009.
You can obtain free copies of these documents and of the prospectus and definitive proxy statement (if and when they become available) from Builders FirstSource Inc. by contacting its investor relations department. You may also obtain free copies of these documents by accessing Builders FirstSource’s web site or the SEC’s web site at the addresses previously mentioned.
Additional information regarding the interests of such potential participants in the solicitation will be included in the definitive proxy statement and the other relevant documents filed by the Company with the SEC when they become available.
Contact:
M. Chad Crow
Senior Vice President and Chief Financial Officer
Builders FirstSource, Inc.
(214) 880-3500